Exhibit 10.2

Execution Version

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) is executed as of May 31, 2023, by and among FRONTIER INTERMEDIATE HOLDING, LLC, a Delaware limited liability company (the “Frontier Borrower”), KODIAK GAS SERVICES, LLC, a Delaware limited liability company (the “Kodiak Borrower” and, together with the Frontier Borrower, each a “Borrower” and, collectively, the “Borrowers”), the other Obligors party hereto, JPMORGAN CHASE BANK, N.A., a national banking association, in its capacity as administrative agent (in such capacity, the “Administrative Agent”), and the Lenders party hereto. Unless otherwise defined herein, all capitalized terms used herein which are defined in the Amended Credit Agreement (as defined below) shall have the meanings given such terms in the Amended Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers, the other Obligors, the Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Credit Agreement dated as of March 22, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement as amended by this First Amendment, the “Amended Credit Agreement”), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein; and

WHEREAS, the Borrowers, the Administrative Agent and the Required Lenders desire to amend the Credit Agreement as set forth herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, but subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended, effective as of the First Amendment Effective Date (as defined below), in the manner provided in this Section 1:

1.1 Restated Definitions. The following definitions contained in Section 1.01 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:

“Issuing Bank Sublimits” means, as of the First Amendment Effective Date, (i) in the case of JPMCB, $35,000,000, and (ii) in the case of each Issuing Bank (other than JPMCB), such amount as shall be designated to the Administrative Agent and the Borrower Representative in writing by such Issuing Bank; provided that any Issuing Bank shall be permitted at any time to increase or reduce its Issuing Bank Sublimit upon providing five (5) days’ prior written notice thereof to the Administrative Agent and the Borrower Representative.

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“Kodiak Corp Joinder” means the receipt by the Administrative Agent of the following documents and/or agreements: (a) a Joinder Agreement executed by Kodiak Corp and each Kodiak Corp Intermediate Entity (to the extent such Kodiak Corp Intermediate Entity is not already party hereto as an Obligor) (provided that, for the avoidance of doubt, the Joinder Agreement to be executed by Kodiak Corp shall be modified, in form and substance reasonably satisfactory to the Administrative Agent, to cause Frontier Borrower to assign its rights, duties, liabilities and obligations as a Borrower to Kodiak Corp and Kodiak Corp to accept such assignment from the Frontier Borrower); (b) an “Assumption Agreement” (as defined in the Security Agreement) executed by Kodiak Corp and each Kodiak Corp Intermediate Entity (to the extent such Kodiak Corp Intermediate Entity is not already party to the Security Agreement as a “Grantor” (as defined therein)); (c) a certificate of Kodiak Corp and each Kodiak Corp Intermediate Entity providing a Joinder Agreement and/or an Assumption Agreement, dated as of the date of delivery and executed by its Secretary or Assistant Secretary or a Responsible Officer thereof (or other officer of such Person reasonably satisfactory to the Administrative Agent), which shall (1) certify the resolutions of its Board of Directors, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (2) identify by name and title and bear the signatures of the officers of such Person authorized to sign the Loan Documents to which it is a party and, in the case of Kodiak Corp, at least one of its Financial Officers, and (3) contain appropriate attachments, including the certificate or articles of incorporation or organization of Kodiak Corp and each such Kodiak Corp Intermediate Entity certified by the relevant authority of the jurisdiction of organization of such Person and a true and correct copy of its by-laws or operating, management or partnership agreement or other organizational or governing documents; (d) a long form good standing certificate for Kodiak Corp and each such Kodiak Corp Intermediate Entity from its jurisdiction of organization or the substantive equivalent available in the jurisdiction of organization for each such Person from the appropriate governmental officer in such jurisdiction, in each case as of a recent date; and (e) a written opinion of counsel to Kodiak Corp and such Kodiak Corp Intermediate Entities (addressed to the Administrative Agent, the Issuing Banks and the Lenders and other holders of the Secured Obligations) in form and substance reasonably satisfactory to the Administrative Agent and its counsel. In addition to the foregoing, and notwithstanding anything to the contrary herein, the Administrative Agent and the Lenders shall have received, at least three (3) Business Days prior to the Qualified IPO Date, (i) all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, and (ii) to the extent Kodiak Corp or any Kodiak Corp Intermediate Entity providing a Joinder Agreement and/or an Assumption Agreement qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to Kodiak Corp or such Kodiak Corp Intermediate Entity, in each case, to the extent reasonably requested by the Administrative Agent on behalf of any such Lender at least five (5) Business Days prior to the Qualified IPO Date.

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“Loan Documents” means, collectively, this Agreement, the First Amendment, any Commitment Increase Agreements, any Additional Lender Agreements, any promissory notes issued pursuant to this Agreement, any Letter of Credit applications, the Collateral Documents, each Compliance Certificate, the Loan Guaranty, any Fee Letter, the Perfection Certificate and all other agreements, instruments, documents and certificates identified in Section 4.01 executed and delivered to, or in favor of, the Administrative Agent or any Lender and including all other pledges, powers of attorney, consents, assignments, fee letters, contracts, notices, letter of credit agreements, letter of credit applications and any agreements between the Borrower Representative and any Issuing Bank regarding such Issuing Bank’s Issuing Bank Sublimit or the respective rights and obligations between the Borrowers and any Issuing Bank in connection with the issuance of Letters of Credit and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Obligor, or any authorized employee of any Obligor, and delivered to the Administrative Agent or any Lender in connection with this Agreement or the transactions contemplated hereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

“Qualified IPO” means a transaction that both (x) results in the equity interests of Kodiak Corp being publicly traded on any United States national securities exchange and (y) generates cash proceeds of at least $250,000,000 (net of all related fees (including any associated underwriter discounts) and expenses).

“Term Loan Refinancing” means the contemporaneous occurrence of both (x) the repayment of the Term Loan Indebtedness (and any related fees and expenses) with (i) 100% of the net cash proceeds of the Qualified IPO and (ii) at the Borrower Representative’s election, (A) the cash proceeds of any Borrowing hereunder so long as (1) such cash proceeds do not exceed $50,000,000 in the aggregate and (2) the Kodiak Borrower is in pro forma compliance (on a pro forma basis after giving effect to both the repayment described in this clause (x) and the refinancing and/or novation described in clause (y) below) with the financial covenants contained in Section 6.12 (assuming, for purposes of Section 6.12, that a Successful IPO has occurred but that a Conversion Event has not yet occurred) after giving effect to such repayment (and the Borrower Representative shall, on the date of such repayment, deliver a certificate of a Financial Officer in form and detail reasonably satisfactory to the Administrative Agent demonstrating compliance with such financial covenants) and/or (B) the cash proceeds received on or after May 1, 2023 by the Kodiak Borrower on account of the liquidation or settlement of any Swap Agreement from the applicable counterparty to such Swap Agreement, and (y) the refinancing and/or novation of the remaining Term Loan Indebtedness with Non-Recourse Debt that, collectively, result in all obligations and liabilities of Kodiak Corp and its subsidiaries (including the Obligors) under the Term Loan Documents being discharged, terminated and released in full.

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1.2 New Definition. Section 1.01 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definition which shall read in full as follows:

“First Amendment” means that certain First Amendment to Fourth Amended and Restated Credit Agreement dated as of the First Amendment Effective Date, by and among the Existing Borrowers, the other Obligors party thereto, the Administrative Agent and the Lenders party thereto.

“First Amendment Effective Date” means May 31, 2023.

1.3 Amendment to Section 2.06(b) of the Credit Agreement. Section 2.06(b) of the Credit Agreement is hereby amended by replacing the reference therein to “$25,000,000” with “$35,000,000”.

1.4 Amendment to Section 5.02(l) of the Credit Agreement. Clause (l) of Section 5.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(l) not less than seven (7) Business Days before the Qualified IPO, the date the Qualified IPO is initially scheduled to occur (such scheduled date, the “Qualified IPO Date”).

1.5 Amendments to Section 6.08 of the Credit Agreement.

(a) Clause (a) of Section 6.08 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(a) No Loan Party will, nor will it permit any Subsidiary to, declare or make, or agree to declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) the Kodiak Borrower (or, after a Successful IPO, Kodiak Corp) may declare and pay dividends with respect to its common Equity Interests payable solely in additional common Equity Interests, and, with respect to its preferred Equity Interests, payable solely in additional shares or units of such preferred Equity Interests or in shares or units of its common Equity Interests, (ii) Subsidiaries of the Kodiak Borrower (or, after a Successful IPO, Kodiak Corp) may declare and pay dividends ratably with respect to their Equity Interests, (iii) prior to the consummation of a Successful IPO, the Kodiak Borrower may make Permitted Tax Distributions to its members so long as no Default or Event of Default has occurred and is continuing or would result therefrom (provided, however, that, for the avoidance of doubt, Permitted Tax Distributions shall not be permitted at any time after a Successful IPO), (iv) the Kodiak Borrower (or, after a Successful IPO, Kodiak Corp) and its Subsidiaries may make Restricted Payments, not exceeding $5,000,000 during any fiscal year, pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Kodiak Borrower (or, after a Successful IPO, Kodiak Corp) and its Subsidiaries, (v) (A) prior to the consummation of a Successful IPO, the Kodiak Borrower may make other Restricted Payments, so long as (x) the Payment Conditions shall have been satisfied after giving effect to such

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Restricted Payment and (y) the aggregate amount of such Restricted Payments made during any fiscal year does not exceed the greater of (1) $50,000,000 and (2) $100,000,000, so long as, in the case of this subclause (2), the Kodiak Borrower’s Leverage Ratio after giving pro forma effect to such Restricted Payment is no greater than 5.25 to 1.00, and (B) after the consummation of a Successful IPO, Kodiak Corp and its Subsidiaries may make other Restricted Payments, so long as the Payment Conditions shall have been satisfied after giving effect to such Restricted Payment, (vi) prior to the consummation of a Successful IPO, the Kodiak Borrower and its Subsidiaries may make additional Restricted Payments to pay any Public Company Costs of Kodiak Corp, and (vii) after the consummation of a Successful IPO, and solely to the extent the underwriters in the Qualified IPO sell additional Equity Interests of Kodiak Corp in connection with the exercise of their so-called “greenshoe” option under the underwriting agreement entered into in connection with the Qualified IPO, Kodiak Corp may make distributions to Sponsor in an aggregate amount not to exceed the additional cash proceeds received by Kodiak Corp therefrom so long as such distributions are made within five (5) Business Days after the receipt by Kodiak Corp of such additional cash proceeds.

(b) Clause (b)(v) of Section 6.08 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(v) (x) any time prior to or substantially contemporaneously with the consummation of a Successful IPO, purchases, redemptions, retirements, acquisitions or other terminations, payments or prepayments of the principal amount of the Term Loan Indebtedness (whether by mandatory prepayment or scheduled principal payment, including any excess cash flow payment required thereunder, or any voluntary prepayment) so long as either (1) the Payment Conditions shall have been satisfied at the time such purchase, redemption, retirement, acquisition, termination, payment or prepayment is made or (2) such payment, prepayment or other termination is made in order to effect the Term Loan Refinancing (including, for the avoidance of doubt, the payment of Term Loan Indebtedness and related fees and expenses to be made with (i) 100% of the net cash proceeds of the Qualified IPO and (ii) at the Borrower Representative’s election, (A) the cash proceeds of any Borrowing hereunder so long as (1) such cash proceeds do not exceed $50,000,000 in the aggregate and (2) the Kodiak Borrower is in pro forma compliance (on a pro forma basis after giving effect to both the repayment described in clause (x) of the definition of “Term Loan Refinancing” and the refinancing and/or novation described in clause (y) of the definition of “Term Loan Refinancing”) with the financial covenants contained in Section 6.12 (assuming, for purposes of Section 6.12, that a Successful IPO has occurred but that a Conversion Event has not yet occurred) after giving effect to such repayment (and the Borrower Representative shall, on the date of such repayment, deliver a certificate of a Financial Officer in form and detail reasonably satisfactory to the Administrative Agent demonstrating compliance with such financial covenants) and/or (B) the cash proceeds received on or after May 1, 2023 by the Kodiak Borrower on account of the liquidation or settlement of any Swap

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Agreement from the applicable counterparty to such Swap Agreement), and (y) any time after the consummation of a Successful IPO, purchases, redemptions, retirements, acquisitions or other terminations, payments or prepayments of the principal amount of any Indebtedness of Kodiak Corp or its Subsidiaries (whether by mandatory prepayment or scheduled principal payment, including any excess cash flow payment required thereunder, or any voluntary prepayment) so long as the Payment Conditions shall have been satisfied at the time such purchase, redemption, retirement, acquisition, termination, payment or prepayment is made.

(c) Clause (b) of Section 6.08 of the Credit Agreement is hereby amended by adding a new sentence at the end thereof to read in full as follows:

Notwithstanding anything to the contrary herein, purchases, redemptions, retirements, acquisitions or other terminations, payments or prepayments of the principal amount of the Term Loan Indebtedness in connection with the Term Loan Refinancing may only be made pursuant to Section 6.08(b)(v)(x)(2).

SECTION 2. Conditions Precedent. The effectiveness of this First Amendment is subject to satisfaction (or waiver by the Required Lenders) of each of the following conditions precedent (the date on which such conditions precedent are satisfied, the “First Amendment Effective Date”):

2.1 Counterparts. The Administrative Agent (or its counsel) shall have received duly executed counterparts of this First Amendment from the Borrowers, the other Obligors and Lenders constituting at least the Required Lenders.

2.2 Tax Withholding. The Administrative Agent shall have received a properly completed and signed IRS Form W-8 or W-9, as applicable, for Kodiak Corp and each Kodiak Corp Intermediate Entity not already party to the Credit Agreement as an Obligor.

Without limiting the generality of the provisions of Article VIII of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this First Amendment shall be deemed to have consented to, approved or accepted or be satisfied with, each document or other matter required under this Section 2 to be consented to or approved by or be acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the First Amendment Effective Date specifying its objection thereto. All documents executed or submitted pursuant to this Section 2 by and on behalf of any of the Obligors shall be in form and substance reasonably satisfactory to the Administrative Agent and its counsel. The Administrative Agent shall notify the Borrower Representative and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 3. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this First Amendment, the Obligors hereby jointly and severally represent and warrant to the Administrative Agent and the Lenders that:

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3.1 Accuracy of Representations and Warranties. Both before and after giving effect to this First Amendment, each of the representations and warranties of each Obligor contained in the Loan Documents is true and correct in all material respects (except that any representation or warranty which by its terms is made as of a specified date is true and correct in all material respects only as of such specified date, and any such representations and warranties that are qualified by materiality are true and correct in all respects) as of the date hereof.

3.2 Due Authorization, No Conflicts. The execution, delivery and performance of this First Amendment by each Obligor are within each Obligor’s limited liability company, limited partnership or corporate power, have been duly authorized by all necessary limited liability company, limited partnership or corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon the Obligors, or result in the creation or imposition of any Lien upon any of the assets of the Obligors except for Permitted Encumbrances.

3.3 Validity and Binding Effect. As of the date hereof, this First Amendment constitutes the valid and binding obligations of each of the Obligors enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally, and the availability of equitable remedies may be limited by equitable principles of general application.

3.4 Absence of Defaults. Both before and after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

3.5 No Defense. No Obligor has any defense to payment, counterclaim or rights of set-off with respect to the Secured Obligations on the date hereof.

SECTION 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall, except as amended hereby, remain in full force and effect. The Obligors hereby extend the Liens securing the Secured Obligations until the Secured Obligations have been paid in full, and agree that the amendments and waivers herein contained shall in no manner affect or impair the Secured Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed. This First Amendment constitutes a Loan Document.

4.2 Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3 Counterparts. This First Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this First Amendment that is an Electronic Signature transmitted by facsimile, emailed “.pdf” or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this First Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this First Amendment shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by facsimile,

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emailed “.pdf” or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of any Borrower or any other Obligor without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart.

4.4 COMPLETE AGREEMENT. THIS FIRST AMENDMENT, THE AMENDED CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREOF.

4.5 Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

4.6 No Implied Waivers. No failure or delay on the part of the Administrative Agent or any Lender in exercising, and no course of dealing with respect to, any right, power or privilege under this First Amendment, the Amended Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this First Amendment, the Amended Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Amended Credit Agreement, the other Loan Documents and applicable law.

4.7 Review and Construction of Documents. Each Obligor hereby acknowledges, and represents and warrants to the Administrative Agent and the Lenders, that (a) such Obligor has had the opportunity to consult with legal counsel of its own choice and has been afforded an opportunity to review this First Amendment with its legal counsel, (b) such Obligor has reviewed this First Amendment and fully understands the effects thereof and all terms and provisions contained herein, (c) such Obligor has executed this First Amendment of its own free will and volition, and (d) this First Amendment shall be construed as if jointly drafted by the Obligors and the Lenders. The recitals contained in this First Amendment shall be construed to be part of the operative terms and provisions of this First Amendment.

4.8 Arms-Length/Good Faith. This First Amendment has been negotiated at arms-length and in good faith by the parties hereto.

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4.9 Interpretation. Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.

4.10 Severability. In case any one or more of the provisions contained in this First Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this First Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

4.11 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FIRST AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

4.12 Governing Law. This First Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the internal laws (and not the law of conflicts) of the State of New York, but giving effect to federal laws applicable to national banks.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWERS:

KODIAK GAS SERVICES, LLC

By:	/s/ John B. Griggs
Name: John B. Griggs
Title: Executive Vice President and Chief
Financial Officer

FRONTIER INTERMEDIATE HOLDING, LLC

By:	/s/ Peter Veldman
Name: Peter Veldman
Title: Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

OTHER OBLIGORS:

PEGASUS OPTIMIZATION EMPLOYER, LLC

By:	/s/ John B. Griggs
Name: John B. Griggs
Title: Executive Vice President and Chief
Financial Officer

PEGASUS OPTIMIZATION MANAGERS, LLC

By:	/s/ John B. Griggs
Name: John B. Griggs
Title: Executive Vice President and Chief
Financial Officer

PEGASUS EOR, LLC

By:	/s/ John B. Griggs
Name: John B. Griggs
Title: Executive Vice President and Chief
Financial Officer

PRM COMPRESSION II, LLC

By:	/s/ John B. Griggs
Name: John B. Griggs
Title: Executive Vice President and Chief
Financial Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, an Issuing Bank, Swingline Lender and a Lender

By:	/s/ Gregory George
Name: Gregory George
Title: Authorized Officer

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

BANK OZK, as a Lender

By:	/s/ Michael Song
Name:	Michael Song
Title:	Executive Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Alexandra Mills
Name:	Alexandra Mills
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

NYCB SPECIALTY FINANCE COMPANY, LLC,
a wholly owned subsidiary of New York Community Bank, as a Lender

By:	/s/ Willard D. Dickerson, Jr.
Name:	Willard D. Dickerson, Jr.
Title:	Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Brad Miller
Name:	Brad Miller
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ William Kane
Name:	William Kane
Title:	Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

REGIONS BANK, as a Lender

By:	/s/ Dennis M. Hansen
Name:	Dennis M. Hansen
Title:	Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

TRUIST BANK, as a Lender

By:	/s/ Melissa Mok
Name:	Melissa Mok
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender

By:	/s/ Landon Gracey
Name: Landon Gracey
Title: Regional CPF Credit and Ops Manager

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

FIRST HORIZON BANK, as a Lender

By:	/s/ B. Forrest Taylor
Name: B. Forrest Taylor
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

TEXAS CAPITAL BANK, as a Lender

By:	/s/ Dan Clubb
Name: Dan Clubb
Title: Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

FIRST-CITIZENS BANK & TRUST COMPANY, as a Lender

By:	/s/ Christopher Solley
Name: Christopher Solley
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Keshia Leday
Name: Keshia Leday
Title: Authorized Signatory

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

COMERICA BANK, as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

BOKF, NA DBA BOK FINANCIAL, as a Lender

By:	/s/ David Risen
Name: David Risen
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

CADENCE BANK, as a Lender

By:	/s/ J Ryan Davison
Name: J Ryan Davison
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]

SUNFLOWER BANK, N.A., as a Lender

By:
Name:
Title:

[SIGNATURE PAGE TO FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT – KODIAK]